FORBEARANCE AGREEMENT FOR SPECIFIED PERIOD

This Agreement is entered into as of the 30th day of June, 1996, by and between Cincinnati Microwave, Inc. (hereinafter the "Borrower"), and The Huntington National Bank (hereinafter the
"Bank").

RECITALS:

A. As of May 27,1994, the Borrower and the Bank executed a certain Loan and Security Agreement, which was amended by a certain First Amendment to Loan and Security Agreement dated as of December 28, 1994, a certain Second Amendment to Loan and Security Agreement dated as of March 17, 1995, a certain Third Amendment to Loan and Security Agreement dated as of August 1, 1995 and a certain Fourth Amendment to Loan and Security Agreement dated as of December 22, 1995 (hereinafter collectively the "Loan Agreement"), setting forth the terms of certain loans to the Borrower.

B. As of May 27, 1994, the Borrower executed and delivered to the Bank, inter alia, a revolving promissory note in the original principal sum of $6,000,000.00, which was amended by a certain First Note Modification Agreement (Revolving Note) dated as of December 28, 1994, thereby increasing the principal sum of the note to $7,000,000.00, by a certain Second Note Modification Agreement (Revolving Note), also dated as of December 28, 1994, thereby modifying the interest rate applicable to the Revolving Loan and by a certain Third Note Modification Agreement
(Revolving Note) dated as of December 22, 1995, thereby increasing the interest applicable to the Revolving Loan and decreasing the principal sum of the note to $5,000,000.00 (hereinafter collectively the "Revolving Note").

C. As of May 27, 1994, the Borrower executed and delivered to the Bank, inter alia, a commercial term loan promissory note in the original principal sum of Four Million Dollars ($4,000,000.00), which was amended by a certain First Note Modification Agreement (Term Note) dated as of December 28,
1994, thereby decreasing the principal sum of the note to Three Million Dollars ($3,000,000.00) and by a certain Second Note Modification Agreement (Term Note), also dated as of December
28, 1994, thereby modifying the interest rate applicable to the Revolving Loan and changing the amortization of the principal sum of such note (hereinafter collectively the "Term Note").
The Revolving Note and the Term Note are hereinafter sometimes collectively termed the "Notes."

D. In connection with the Loan Agreement and the Notes, the Borrower executed and delivered to the Bank at various times certain other loan documents, including without limitation a Standby Letter of Credit Reimbursement Agreement (hereinafter sometimes the "L/C Agreement"), an Open-End Mortgage, Assignment of Rents and Security Agreement (as amended from time to time) (hereinafter sometimes collectively the "Mortgage"), a Patent Collateral Assignment, an Assignment of Letters Patent, Inventions, and Applications for Letters of Patent (hereinafter collectively the "Patent Assignments"), a Trademark Collateral Assignment and Security Agreement, an Assignment of Marks, Registrations, and Applications (hereinafter collectively the "Trademark Assignments"), amendments, note modification agreements, lockbox agreements, consents, assignments, security agreements, agreements, instruments, fixture filings and financing statements, together with any amendments or modifications executed by the Borrower and the Bank, in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing, together with the Notes and the Loan Agreement, are hereinafter collectively referred to as the "Loan Documents").

E. As of the 18th day of June, 1996, the Borrower owes to the Bank under the terms of the Loan Agreement, the principal sum of $2,150,000.00 with respect to the Term Note, the principal sum of $183,955.93 with respect to the Revolving Note and with respect to outstanding letters of credit in the aggregate stated amount of $0.00, together with interest, fees, expenses, and other charges pursuant to the Loan Agreement, the Notes, or the Loan Documents (hereinafter sometimes collectively the "Indebtedness").

F. To secure the Indebtedness and all other obligations owing from the Borrower to the Bank, the Borrower has granted to the Bank a first and exclusive security interest in the Collateral and in the "Property," as such term is defined in the Mortgage, in the "Patents," as defined in the Patent Assignments, and in the "Trademarks," as defined in the Trademark Assignments (all of the foregoing hereinafter sometimes collectively the "Collateral Security").

G. The Borrower has identified the following Events of Default under the terms of the Loan Agreement or the Notes: (1) the failure of the Borrower to comply with Section 6.18 of the Loan Agreement with respect to the incurrence of losses; (2) the failure of the Borrower to comply with Section 6.19 of the Loan Agreement with respect to cash flow coverage; and (3) the failure to comply with Section 4.3 of the Loan Agreement to have all proceeds of the Collateral collected through the lockbox or to be sent directly to the Bank (collectively the "Designated Defaults").

H. By reason of the existence of the Designated Defaults, the Bank has no obligation to make additional advances under the Revolving Note under the Loan Agreement and the Bank has full legal right to exercise its rights and remedies under the Loan Documents or by applicable law. Such remedies include, but are not limited to, the right to repossession and sale, or foreclosure, as the case may be, of the Collateral Security.

I. The Borrower requested in January of 1996 that the Bank agree to forbear for a specific period of time from exercising its rights and remedies under the Loan Documents and applicable law pursuant to the terms of this Agreement. In connection therewith, the Bank and the Borrower attempted unsuccessfully to agree on the terms of a forbearance agreement. Based upon the foregoing, the Bank instituted and has maintained the default rate of interest pursuant to the Notes. Notwithstanding the parties' inability to reach an agreement with respect to the terms of a forbearance agreement, the Bank continued to make advances to the Borrower in connection with the Revolving Note, up to a maximum amount of $2,500,000.00 beginning March 31, 1996, without waiving any of the Bank's rights and remedies under the Loan Documents or applicable law. The Bank is willing to continue to make advances under the Revolving Note to the Borrower and to forbear in the exercise of its remedies under the Loan Documents, on the terms and conditions set forth herein.

J. The Designated Defaults are continuing and the Notes mature on June 30, 1996. By reason thereof, the Bank has no obligation to make additional advances under the Revolving Note under the Loan Agreement, and the Bank has full legal right to exercise its rights and remedies under the Loan Documents, or by applicable law. Such remedies include, but are not limited to, the right to repossession and sale, or foreclosure, as the case may be, of the Collateral Security.

K. The Borrower has requested that the Bank agree to forbear for a specific period of time from exercising its rights and remedies under the Loan Documents and applicable law pursuant to the terms of this Agreement. The Bank is willing to continue to make advances under the Revolving Note to the Borrower and to forbear in the exercise of its remedies under the Loan
Documents, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the recitals and mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. All capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

2. Forbearance. Subject to the provisions of this Agreement, absent a breach or default under this Agreement (a "Default"), and except as otherwise provided herein, the Bank shall continue to provide loans and advances to Borrower and shall not initiate collection proceedings against the Borrower or the Collateral Security from the date of this Agreement through and including August 31, 1996 (the "Forbearance Period"). The Borrower acknowledges and agrees that, except as modified by this Agreement, (i) the Bank reserves the right to enforce each and every term of this Agreement, the Loan Agreement and the Loan Documents; (ii) the Bank is under no duty or obligation of any kind or any nature to grant the Borrower any additional period of forbearance beyond the Forbearance Period; (iii) the Bank's actions in entering into this Agreement shall not be construed as a waiver or relinquishment of, or estoppel to assert, any of the Bank's rights under the Loan Documents or applicable law; and (iv) the Bank's actions in entering into this Agreement are without prejudice to the Bank's right to pursue any and all remedies available to it on or after the Forbearance Period or immediately upon the occurrence of a Default.

3. Loan Documents in Effect. All terms and conditions of the Loan Documents shall remain in full force and effect, except as modified herein.

4. Confirmation of Security Interests, Liens and Mortgage. The Borrower acknowledges and agrees that the assignments, security interests, liens, pledges and mortgages, as the case may be, granted to the Bank in the Collateral Security, secure the Indebtedness, and remain first and valid liens therein, subject only to the liens and encumbrances set forth in the Loan Agreement. The Borrower further represents and warrants and agrees that as of the date hereof, there are no claims, set-offs or defenses to the Indebtedness or the Bank's exercise of any rights or remedies available to it as a creditor in realizing upon the Collateral Security, the Loan Agreement, the Loan Documents and applicable law. In addition, the Borrower has not assigned any claim, set-off or defense to any person, individual, and/or entity.

5. Continuing Liens, Security Interests and Mortgage. All of the Loan Documents, including the Loan Agreement, and any other document granting the Bank an interest in the Collateral
Security, and the liens, security interests and mortgages granted thereby, shall remain in full force and effect after the consummation of the transactions contemplated herein.

6. Forbearance Charge. In consideration of the forbearance granted by the Bank to the Borrower pursuant to this Agreement, the Borrower agrees to pay to Bank a non-refundable charge of $25,000 (the "Forbearance Charge"), which shall be fully earned as of the date hereof and payable as follows: $12,500.00 on July 15, 1996, and $12,500.00 on August 15, 1996.

7. Use of Assets. During the Forbearance Period, the Borrower shall be permitted to use the Collateral Security in the conduct of its business, as long as such use is not inconsistent with the Loan Documents and this Agreement.

8. Borrowing Formula. The principal balance of the Revolving Loan, plus the aggregate stated value of the outstanding Letters of Credit, shall not exceed an amount equal to the lesser of (a) $2,500,000 or (b) the sum of (i) the Other Collateral Availability plus (ii) 80% of Eligible Accounts (collectively the "Borrowing Base"). "Other Collateral Availability" means the sum of $200,000.00 attributable to Collateral Security. Notwithstanding anything to the contrary herein, the aggregate stated value of the outstanding Letters of Credit shall not exceed $500,000.00. The Bank, in its sole discretion, reserves the right upon notice to the Borrower to increase or decrease the foregoing percentage or the dollar amount attributable to Other Collateral Availability.

9. Term Loan Principal Payments. Notwithstanding the terms of the Term Note, the monthly principal payments required to be made by Borrower thereon shall be $50,000.00 per month beginning on July 1, 1996.

10. Conditions Precedent to Effectiveness of Agreement. The Borrower understands that this Agreement shall not be effective, and the Bank shall have no obligation to forbear from exercising any rights or remedies unless and until each of the following conditions precedent has been satisfied not later than the respective date set forth below, or waived by the Bank (in the Banks sole discretion), for whose sole benefit such conditions exist, with the Bank's determination as to whether they have been timely satisfied being conclusive absent manifest error:

10.1. The Bank shall have received certified resolutions of the board of directors of the Borrower adopted June 20, 1996 authorizing the Borrower's execution of this Agreement and the implementation of the transactions contemplated hereby; and

10.2. On or before June 29, 1996, the Borrower shall have executed and delivered to the Bank this Agreement.

11. Representations and Warranties. To induce the Bank to enter into this Agreement, Borrower represents and warrants to the Bank as follows:

11.1. Recitals. The Recitals in this Agreement are true and correct in all respects;

11.2. Organization. The Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Ohio;

11.3. Authority. The Borrower has full corporate power and authority to execute, deliver and perform this Agreement and has taken all corporate action required by law, its articles of incorporation and bylaws to authorize the execution and delivery of this Agreement. This Agreement is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms;

11.4. Consent and Approvals. No consent or approval of any party is required in connection with the execution and delivery of this Agreement by the Borrower, and the execution and delivery of this Agreement does not (a) contravene or result in a breach or default under the Borrower's articles of incorporation or bylaws or any other agreement or instnunent to which the Borrower is a party or by which any of their respective properties are bound, or (b) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Borrower;

11.5. Continuing Representations. Except in respect of the Designated Defaults, all representations and warranties contained in the Loan Agreement are true and correct as of the date of this Agreement. The Loan Documents represent unconditional, absolute, valid and enforceable obligations against the Borrower. The Borrower has no right of setoff or recoupment, counterclaim, claims or defenses against the Bank or any other person or entity which would or might effect (i) the enforceability of any provisions of any documents or (ii) the collectibility of sums advanced by the Bank in connection with the Indebtedness. The Borrower understands and acknowledges that the Bank is entering into this Agreement in reliance upon, and in partial consideration for, these acknowledgments and representations, and agrees that such reliance is reasonable and appropriate; and

11.6. Cooperation of Borrower. The Borrower shall take any and all reasonable actions of any kind or nature whatsoever, either directly or indirectly, that are necessary to prevent the Bank from suffering a loss with respect to the Indebtedness, the Collateral Security or of any rights or remedies of the Bank with respect to the Indebtedness, the Loan Documents or this Agreement in the event of a Default by the Borrower under this Agreement or any other Loan Documents (or the ability to exercise such any rights or remedies).

12. Borrower's Covenants. Unless the Bank otherwise consents in writing, during the Forbearance Period, the Borrower will do the following:

12.1. Comply with all requirements of all the Loan Documents to the extent not inconsistent with this Agreement;

12.2. Allow the Bank to conduct at its sole discretion audits of the Borrower's Eligible Accounts and Eligible Finished Goods at such times as the Bank shall determine;

12.3. Insure that the Bank is fully informed at all times of all materials matters relating to the operation of the Borrower's business, including any business plans, changes in key personnel or manner of operating its business.

12.4. The Borrower shall have executed and delivered to the Bank no later than August 31, 1996, a First Amendment to
Trademark Collateral Assignment and Security Agreement and related documents in form satisfactory to the Bank;

12.5. The Borrower shall have obtained no later than August 31, 1996, execution by Commonwealth, Inc. of the Landlord's Waiver and Consent in form satisfactory to the Bank, and delivered the same to the Bank; and

12.6.  Supply to the Bank projections in conformance with
Section 7(i) of the Loan Agreement no later than July 1, 1996.

13. Default. A Default shall exist under this Agreement if any one or more of the following events shall have occurred:

	(a) Except with respect to any of the Designated Defaults, any breach or default in or failure to perform or observe any term, condition or covenant set forth in, or any event of default under the Loan Agreement or any of the Loan Documents, or any other document previously, now or hereafter executed and delivered by the Borrower to the Bank shall occur after the date hereof; or

	(b)  Any breach or default in performance by the Borrower of
any of the agreements, terms,   conditions, covenants, warranties
or representations set forth in this Agreement; or

	(c) Any representation, warranty, acknowledgement or agreement of the Borrower in this Agreement was false or misleading in any respect when made; or

	(d) (i)  the Borrower shall commence any case, proceeding or
other action (A)  under any existing    or future law of any
jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, readjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Borrower shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower any case, proceeding or other action of a nature referred to in clause (i) above which results in the entry of an order for relief or any such adjudication or appointment; or (iii) there shall be commenced against the Borrower any case, proceeding or other action seeking issuance of a writ of attachment, execution, distraint or similar process against all or any substantial part of its assets, which results in the entry of an order for any such relief; or (iv) the Borrower shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses
(i), (ii) or (iii) above; or

	(e) The Bank, in its sole, good faith discretion, determines that a material adverse change has occurred after the date hereof in the financial condition, operations, or business of the Borrower, or the value of the Collateral Security or the Bank's interest in the Collateral Security; or

	(f) The Collateral Security is removed from the Borrower's premises (except for sales of inventory in the ordinary course of business) or tooling located elsewhere in the ordinary course of business.

14. Cross-Default. The Borrower agrees that a breach or default under any of the Notes, Loan Documents, or any other document, whether previously, now, or hereafter executed and delivered to the Bank shall constitute a default under any and every other document executed and delivered to the Bank by it at any time. The Collateral Security shall constitute collateral securing all notes and all indebtedness of the Borrower to the Bank.

15. Remedies in Event of Default. Immediately upon the occurrence of a Default, and notwithstanding anything to the contrary set forth herein, the Bank shall have the rights and remedies set forth in the Loan Documents and in any other document previously, now or hereafter executed and delivered to the Bank by the Borrower, the rights and remedies contained in this Agreement, and all rights and remedies existing under applicable law. All rights and remedies shall be cumulative and not exclusive, and the Bank shall have the right to exercise any and all other rights and remedies which may be available. Any action by the Bank against any property or party shall not serve to release or discharge any other security, property or person in connection with this transaction.

16. Setoff. In addition to any rights now or hereafter granted under applicable law or this Agreement and not by way of limitation of any such rights, upon the occurrence of any Default, the Bank is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower, or any other person or entity, any such notice being hereby expressly waived, to setoff and to appropriate and to apply to the Indebtedness any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts), and any other indebtedness at any time held or owing by the Bank, including, but not limited to, all claims of any nature or description arising out of or connected with any of the Loan Documents or this Agreement, regardless of whether or not the Bank shall have made any demand under any such document or otherwise.

17. Indemnification. In addition to any other obligations of indemnification, the Borrower hereby assumes responsibility and liability for, and hereby holds harmless and indemnifies the Bank from and against, any and all, by way of example but without limitation, liabilities, demands, obligations, injuries, costs, damages (direct, indirect or consequential), awards, loss of interest, principal or any portion of the Indebtedness, charges, expenses, payments of money and reasonable attorneys' fees, incurred or suffered, directly or indirectly, by the Bank and/or asserted against the Bank, by any person or entity whatsoever, including the Borrower arising out of this Agreement, or any document executed in connection herewith, or the relationship between or among the parties hereto, or the exercise of any right or remedy, including the realization, disposition or sale of the Collateral Security, or any portion thereof, or the exercise of any right in connection therewith, for which the Bank may be liable, for any reason whatsoever except for the Bank's own acts of gross negligence or willful misconduct.

18. Effect and Construction of Agreement. Except as expressly provided herein, the Loan Agreement and the Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to:

(i) impair the validity, perfection or priority of any lien or security interest securing the Indebtedness;

(ii) waive or impair any rights, powers or remedies of Bank under the Loan Documents upon termination of the Forbearance
Period, with respect to the Designated Defaults or otherwise;

(iii) constitute an agreement by Bank or require Bank to extend the Forbearance Period, or grant additional forbearance periods, or extend the term of the Loan Agreement or the time for payment of any of the Indebtedness; or

(iv) make any loans or other extensions of credit to Borrower after termination of the Forbearance Period.

In the event of any inconsistency between the terms of this Agreement and any of the Loan Documents, this Agreement shall govern. Borrower acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted.

19. Notice. All notices or demands hereunder to parties hereto shall be sufficient if made in writing, sent by facsimile, and addressed to the parties respectively as follows:



If to the Bank:         The Huntington National Bank
			105 West Fourth Street Suite 618
			Cincinnati, Ohio 45202
			Attn: Steven M. Kuhn, Vice President
			Fax No.: 513-762-5101

With a copy to:         Porter, Wright, Morris & Arthur
			41 South High Street
			Columbus, Ohio 43215
			Attn: Timothy E. Grady, Esq.
			Fax No. 614-227-2100

If to the Borrower:     Craig V. Wolf
			Chief Financial Officer
			One Microwave Plaza
			Cincinnati, Ohio 45202
			Fax No.: 513-247-4109

With a coy to:          Neal Ganulin, Esq.
			Frost & Jacobs Suite 2500
			201 East Fifth Street
			Cincinnati, Ohio 45202-4182
			Fax No.: 513-651-6981

20. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Borrower and the Bank and their respective successors, heirs (where appropriate) and assigns; provided, however, that the foregoing shall not authorize any assignment by the Borrower of its rights or duties hereunder. The Bank does not undertake to give or to do or refrain from doing anything directly to or for the benefit of any person other than the Borrower and, with respect to the Borrower, other than as described herein. Although third parties may incidentally benefit from this Agreement, there are no intended beneficiaries other than the Borrower and the Bank.

21. Indulgence; Modifications. No delay or failure of the Bank to exercise any right, power or privilege hereunder shall affect such right, power or privilege nor shall any single or partial exercise thereof preclude any further exercise thereof, nor the exercise of any other right, power or privilege. The rights of the Bank hereunder are cumulative and are not exclusive of any rights or remedies which the Bank would otherwise have except as modified herein. No amendment, modification, supplement, termination, consent or waiver of or to any provision of this Agreement, or any of the Loan Documents, nor any consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by or on behalf of the Bank.

22. Governing Law and Service of Process. This Agreement is made in the State of Ohio and the validity of this Agreement, any documents incorporated herein or executed in connection herewith, and (notwithstanding anything to the contrary therein) the Loan Documents, and the construction, interpretation, and enforcement thereof, and the rights of the parties thereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of Ohio, without regard to principles of conflicts of law. Service of process, sufficient for personal jurisdiction in any action against the Borrower, may be made by registered or certified mail, return receipt requested, to its address(es) set forth in Paragraph 19 hereof.

23. Execution On Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. Subject to Paragraph 10 hereof, this Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

24. Entire Agreement. This Agreement, and any agreements, documents and instnunents executed and delivered pursuant hereto or in connection herewith, or incorporated herein by reference, contains the entire agreement of the parties hereto and no party shall be bound by anything not expressed in writing.

25. Severabilily. Should any part, term or provision of this Agreement be by the courts decided to be illegal, unenforceable or in conflict with any law of the state of Ohio, federal law or any other applicable law, the validity and enforceability of the remaining portions or provisions of this Agreement shall not be affected thereby.

26. Reversal of Payments. If the Bank receives any payments or proceeds of Collateral Security which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be paid to a trustee, debtor-in-possession, receiver or any other party under any bankruptcy law, common law, equitable cause or otherwise, then, to such extent, the obligations or part thereof intended to be satisfied by such payments or proceeds shall be reserved and continue as if such payments or proceeds had not been received by the Bank.

27. Attorneys Fees. The Borrower shall reimburse the Bank promptly upon demand for all costs and expenses, including without limitation reasonable attorneys' fees and expenses (including the fees of the Bank's inside counsel), expended or incurred by the Bank in any arbitration, judicial reference, legal action or otherwise in connection with (i) the negotiation and preparation or the amendment or enforcement of this Agreement and the Loan Documents, including without limitation, during any workout, attempted workout, and/or in connection with the rendering of legal advice as to the Bank's rights, remedies and obligations under this Agreement and any of the other Loan Documents, whether or not any form of legal proceeding has commenced, (ii) collecting any sum which becomes due the Bank under this Agreement or any of the other Loan Documents, (iii) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, (iv) the protection, preservation or enforcement of any rights or remedies of the Bank or any of the Collateral Security whether or not any form of legal proceedings is commenced, or (v) any action necessary to defend, protect, assert, or preserve any of the Bank's rights or remedics as a result of or related to any case or proceeding under Chapter 11 of the United States Code, as amended, or any similar law of any jurisdiction. All of such costs and expenses shall bear interest from the time of demand at the highest rate then in effect under the Notes.

28. Release of Claims and Waiver. Borrower hereby release, remise, acquit and forever discharge Bank and Bank's employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement or any of the Loan Documents, including but not limited to, claims relating to any settlement negotiations (all of the foregoing hereinafter called the "Released Matters"). Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Borrower represents and warrants to Bank that it has not purported to transfer, assign or otherwise convey any right, title or interest of Borrower in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

29.  VENUE: JURISDICTION: JURY TRIAL WAIVER. BANK AND BORROWER
HEREBY IRREVOCABLY:

(I)  CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT
SITTING IN COLUMBUS, OHIO;

(II)  AGREE THAT VENUE SHALL BE PROPER IN ANY COURT OF COMPETENT
JURISDICTION LOCATED IN COLUMBUS, OHIO; AND

(III)  WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF
FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY
PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.

(IV)  WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY CONTROVERSY
ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN
AGREEMENT, THE LOAN DOCUMENTS, THE MORTGAGE, THE PATENT
ASSIGNMENTS OR THE TRADEMARK ASSIGNMENTS.


IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the date first noted above.



			  BORROWER:
			  CINCINNATI MICROWAVE, INC.

			  By:  /ss/ Craig V. Wolf

			  Its: Vice President/Chief Financial Officer



			  BANK:
			  THE HUNTINGTON NATIONAL BANK

			  By:  /ss/  Steven M. Kuhn

			  Its:  Vice President